Exhibit 10.1

AMENDED AND RESTATED

NEIMAN MARCUS, INC.
MANAGEMENT EQUITY INCENTIVE PLAN

March 28, 2012

1.             Purpose of the Plan

The purpose of the Neiman Marcus, Inc. Management Equity Incentive Plan (the “Plan”) is to promote the interests of the Company and its Affiliates and stockholders by providing the key employees, directors, service providers and consultants of the Company and its Affiliates with an appropriate incentive to encourage them to continue in the employ of the Company or Affiliate and to improve the growth and profitability of the Company.

2.             Definitions

As used in this Plan, the following capitalized terms shall have the following meanings:

(a)           “Accreting Exercise Price”  shall mean, with respect to an Option, except as otherwise provided in a Participant’s Stock Option Grant Agreement, an Exercise Price that increases at a 10.00% compound rate on each anniversary of the Grant Date of such Option until the earlier to occur of (i) Exercise of such Option, (ii) the fifth anniversary of the Grant Date of such Option, and (iii) the occurrence of a Change of Control of the Company; provided, however, that the Exercise Price shall cease to increase as provided herein on a portion of the outstanding Performance Options following the sale by the Majority Stockholder of shares of Common Stock as follows:  the pro rata portion of the Performance Options held by a Participant with respect to which the Exercise Price shall cease to increase shall be the portion of the Performance Options that bears the same ratio to the total Performance Options held by a Participant as the total number of shares of Common Stock sold by the Majority Stockholder bears to the total number of shares of Common Stock owned by the Majority Stockholder immediately prior to such sale.

(b)           “Affiliate” shall mean any corporation in a chain of corporations in which each corporation has a controlling interest (as determined in accordance with Treas. Reg. § 1.409A-1(b)(5)(iii)(E)) in another corporation in the chain beginning with the Company and ending with such corporation.

(c)           “Board” shall mean the Board of Directors of the Company or any committee appointed by the Board to administer the Plan pursuant to Section 3.

(d)           “Cause” shall mean, when used in connection with the termination of a Participant’s Employment, unless otherwise provided in any stock option grant agreement entered between the Company and the Participant with respect to any Options that may be granted under the Plan, effective employment agreement or other written agreement with respect to the termination of a Participant’s Employment, the termination of the Participant’s Employment with the Company and all Affiliates on account of (i) a failure of the Participant to substantially perform his or her duties (other than as a result of physical or mental illness or injury) that has continued after NMG has provided written notice of such failure and Participant has not cured such failure within 30 days of the date of such written notice; (ii) the Participant’s willful misconduct or gross negligence which is materially injurious to the Company or its Affiliates; (iii) a breach by a Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or its Affiliates; (iv) the Participant’s unauthorized removal from the premises of the Company or an Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers of the Company or an Affiliate; or (v) the commission by the Participant of any felony or other serious crime involving moral turpitude.  Any rights the Company or an Affiliate may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or Affiliate may have under any other agreement with the Participant or at law or in equity.  If, subsequent to a Participant’s termination of Employment, it is discovered that such Participant’s Employment could have been terminated for Cause, the Participant’s Employment shall, at the election of the Board, in its discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.  Notwithstanding the foregoing, a failure to meet performance expectations shall not, by itself, constitute Cause hereunder where the Board determines that the Participant has performed his duties in good faith.

(e)           “Change of Control” shall mean the occurrence of any of the following events after the Effective Time: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company on a consolidated basis to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”), together with any Affiliates thereof other than to a Majority Stockholder; (ii) the approval by the holders of the outstanding voting power of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iii) (A) any Person or Group (other than the Majority Stockholder) shall become the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of Common Stock representing more than 40% of the aggregate outstanding voting power of the Company and such Person or Group actually has the power to vote such Common Stock in any such election and (B) the Majority Stockholder beneficially owns (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Company than such other Person or Group; (iv) the replacement of a majority of the Board over a two-year period from the directors who constituted the Board at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board then still in office who either were members of such Board at the beginning of such period or whose election as a member of such Board was previously so approved or who were nominated by, or designees of, a Majority Stockholder; or (v) consummation of a merger or consolidation of the Company with another entity in which holders of the Common Stock of the Company immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, less than 50% of the common equity interest in the surviving corporation in such transaction and the Majority Stockholder does not hold a sufficient amount of voting power (or similar securities) to elect a majority of the surviving entity’s board of directors.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur as a result of any event or transaction to the extent that treating such event or transaction as a Change of Control would cause any tax to become due under Section 409A of the Code.

(f)            “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)           “Commission” shall mean the U.S. Securities and Exchange Commission.

(h)           “Common Stock” shall mean the common stock of the Company, par value US $0.01 per share.

(i)            “Company” shall mean Neiman Marcus, Inc.

(j)            “Disability” shall mean, unless otherwise provided in any stock option grant agreement entered between the Company and the Participant with respect to any Options that may be granted under the Plan, effective employment agreement or other written agreement, a permanent disability as defined in the Company’s or an Affiliate’s disability plans, or as defined from time to time by the Company, in its discretion.

(k)           “Eligible Employee” shall mean (i) any Employee who is a key executive of the Company or an Affiliate, or (ii) certain other Employees, directors, service providers or consultants who, in the judgment of the Board, should be eligible to participate in the Plan due to the services they perform on behalf of the Company or an Affiliate.

(l)            “Employment” shall mean employment with the Company or any Affiliate and shall include the provision of services as a director or consultant for the Company or any Affiliate.  “Employee” and “Employed” shall have correlative meanings.

(m)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)           “Exercise Date” shall have the meaning set forth in Section 4.10 herein.

(o)           “Exercise Notice” shall have the meaning set forth in Section 4.10 herein.

(p)           “Exercise Price” shall mean the price that the Participant must pay under the Option for each share of Common Stock as determined by the Board for each Grant and initially specified in the Stock Option Grant Agreement, subject to any increase or other adjustment that may be made following the Grant Date.

(q)           “Fair Market Value” shall mean, as of any date:

a.             for Common Stock not readily tradable on an established securities market (as determined in accordance with Treas. Reg. §§ 1.409A-1(b)(5)(vi)(G) and 1.409A-1(k)), the value per share of Common Stock as determined in good faith by the Board and based upon the reasonable application of a reasonable valuation method in accordance with Treas. Reg. § 1.409A-1(b)(5)(iv)(B); or

b.             for Common Stock readily tradable on an established securities market (as determined in accordance with Treas. Reg. §§ 1.409A-1(b)(5)(vi)(G) and 1.409A-1(k)), (i) the closing price on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. (“NASD”) selected by the Board.  The Fair Market Value of a share of Common Stock as of any such date on which the applicable exchange or inter-dealer quotation system through which trading in the Common Stock regularly occurs is closed shall be the Fair Market Value determined pursuant to the preceding sentence as of the immediately preceding date on which the Common Stock is traded, a bid and ask price is reported or a trading price is reported by any member of NASD selected by the Board.  In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market

Value shall be determined in good faith by the Board and based upon any other reasonable method using actual transactions in such Common Stock as reported by any member of NASD selected by the Board.  However, in no event shall the Fair Market Value of Common Stock readily tradable on an established securities market be determined in a manner which fails to satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(iv)(A).

(r)            “Fair Value Option” shall mean, except as otherwise provided in a Participant’s Stock Option Grant Agreement, an Option with a fixed Exercise Price equal to the Fair Market Value of the underlying Common Stock on the Grant Date.

(s)            “Good Reason” shall mean, any of the following actions if taken without the Participant’s prior written consent:  (i) a material diminution in a Participant’s duties and responsibilities other than a change in such Participant’s duties and responsibilities that results from becoming part of a larger organization following a Change of Control, (ii) a material decrease in a Participant’s base compensation other than a decrease in bonus opportunity or benefits that applies to all employees of the Company or its Affiliates otherwise eligible to participate in the affected plan or (iii) a relocation of a Participant’s primary work location more than 50 miles from the Participant’s work location on the Grant Date; provided that, within thirty days following the initial occurrence of any of the events set forth herein, the Participant shall have delivered written notice to the Company of his or her intention to terminate his or her Employment for Good Reason, which notice specifies in reasonable detail the circumstances claimed to give rise to the Participant’s right to terminate Employment for Good Reason, the Company shall not have cured such circumstances within thirty days following the Company’s receipt of such notice, and the Participant actually terminates Employment for Good Reason within ninety days of the initial occurrence of the event constituting Good Reason.

(t)            “Grant” shall mean a grant of an Option under the Plan evidenced by a Stock Option Grant Agreement.

(u)           “Grant Date” shall mean the Grant Date as defined in Section 4.3 herein.

(v)           “Initial Public Offering” shall be deemed to occur on the effective date of the first registration statement (other than a registration on Form S-4 or S-8, or any successor form) filed to register at least 20% of the total then-outstanding equity interests in the Company under the U.S. Securities Act of 1933, as amended.

(w)          “Majority Stockholder” shall mean, collectively or individually as the context requires, Newton Holding, LLC, TPG Newton III, LLC, TPG Partners IV, L.P., TPG Newton Co-Invest I, LLC, Warburg Pincus Private Equity VIII, L.P., Warburg Pincus Netherlands Private Equity VIII C.V. I, Warburg Pincus Germany Private Equity VIII K.G, Warburg Pincus Private Equity IX, L.P. and/or their respective affiliates.

(x)           “Management Stockholders’ Agreement” shall mean the Management Stockholders’ Agreement, dated October 6, 2005, as such may be amended from time to time, or such other stockholders’ agreement as may be entered into between the Company and any Participant.

(y)           “NMG” means The Neiman Marcus Group, Inc.

(z)           “Non-Qualified Stock Option” shall mean an Option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(aa)         “Option” shall mean the option to purchase Common Stock granted to any Participant under the Plan.  Each Option granted under the Plan shall be a Non-Qualified Stock Option.  Any references in the Plan to an “Option” will be deemed to include “Fair Value Options” and “Performance Options” unless specifically noted to the contrary.

(bb)         “Participant” shall mean an Eligible Employee to whom a Grant of an Option under the Plan has been made, and, where applicable, shall include Permitted Transferees.

(cc)         “Performance Option” shall mean, except as otherwise provided in a Participant’s Stock Option Grant Agreement, an Option with an Accreting Exercise Price that starts at the Fair Market Value of the underlying Common Stock on the Grant Date.

(dd)         “Permitted Transferee” shall have the meaning set forth in Section 4.6.

(ee)         “Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

(ff)          A “Public Market” for the Common Stock shall be deemed to exist if at least 20% of the total outstanding Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act.

(gg)         “Qualifying Termination” shall mean, with respect to a Participant, a termination of such Participant’s Employment by the Company without Cause or by the Participant for Good Reason, in each case, at any time following a Change of Control of the Company.  For purposes of clarification, a termination of the Participant’s Employment due to death or Disability will not be considered a Qualifying Termination.

(hh)         “Retirement” shall mean, when used in connection with the termination of a Participant’s Employment, a voluntary resignation of Employment by the Participant that occurs on or after (i) the first date on which the Participant has both attained age 60 and completed 10 years of service with the Company or its Affiliates or (ii) the date on which the Participant attains age 65.

(ii)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(jj)           “Sponsor Price” shall mean $1445 per share of Common Stock.

(kk)         “Stock Option Grant Agreement” shall mean an agreement which is entered into by a Participant and the Company evidencing the Grant of an Option pursuant to the Plan in substantially the same form as one of the agreements attached hereto as Exhibit A or such other agreement form as may be approved by the Board.

(ll)           “Transfer” shall mean any transfer, sale, assignment, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest.  “Transferee” and “Transferor” shall have correlative meanings.

(mm)      “Vesting Date” shall mean the date an Option becomes exercisable as defined in Section 4.4 herein.

3.             Administration of the Plan

The Board shall administer the Plan, provided that the Board may appoint a committee to administer the Plan.  In the event the Board appoints such a committee, such committee shall have the rights and duties of the Board in respect of the Plan.  No member of the Board shall participate in any decision that specifically affects such member’s interest in the Plan unless such decision also affects the Options of other Participants in the same manner.

3.1          Powers of the Board.  In addition to the other powers granted to the Board under the Plan, the Board shall have the power: (a) to determine the Eligible Employees to whom Grants shall be made; (b) to determine the time or times when Grants shall be made and to determine the number of shares of Common Stock subject to each such Grant; (c) to prescribe the form of and terms and conditions of any instrument evidencing a Grant; (d) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (e) to construe and interpret the Plan, such rules and regulations and the instruments evidencing Grants; and (f) to make all other determinations necessary or advisable for the administration of the Plan.

3.2          Determinations of the Board.  Any Grant, determination, prescription or other act of the Board shall be final and conclusively binding upon all Persons.

3.3          Indemnification of the Board.  No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Grant.  To the full extent permitted by law, the Company shall indemnify and hold harmless each Person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such Person, or such Person’s testator or intestate, is or was a member of the Board to the extent such criminal or civil action or proceeding relates to the Plan.

3.4          Compliance with Applicable Law; Securities Matters; Effectiveness of Option Exercise.  The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise of any Options, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

The Company may, in its discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of Common Stock pursuant to any Grant to ensure compliance under federal or state securities laws, provided that the Company shall take any commercially reasonable steps to reduce or eliminate any restrictions requiring such a period of deferral (it being understood that this proviso shall in no event obligate the Company or its Affiliates to file a registration statement) and that such a period of deferral not exceed more than 30 days after such exercise, issuance or transfer would no longer violate federal or state securities laws.  The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of Common Stock pursuant to any Grant.  During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

3.5          Inconsistent Terms.  Except as otherwise provided in a Stock Option Grant Agreement, in the event of a conflict between the terms of the Plan and the terms of any Stock Option Grant Agreement, the terms of the Plan shall govern.

3.6          Plan Term.  The Board shall not Grant any Options under this Plan on or after November 29, 2015.  All Options which remain outstanding after such date shall continue to be governed by the Plan.

4.             Options

Subject to adjustment as provided in Section 4.13 hereof, the Board may grant to Participants Options to purchase shares of Common Stock of the Company that, in the aggregate, do not exceed 112,992.28250 shares of Common Stock, of which 41,642.39550 shall be Performance Options and 71,349.8860 shall be Fair Value Options. To the extent that any Option granted under the Plan terminates, expires or is cancelled without having been exercised, the shares of Common Stock covered by such Option shall again be available for Grant under the Plan.

4.1          Identification of Options.  The Options granted under the Plan shall be clearly identified in the Stock Option Grant Agreement as Non-Qualified Stock Options.

4.2          Exercise Price.  The Exercise Price of any Option granted under the Plan shall be such price as the Board shall determine (provided that such Exercise Price must be at least equal to the Fair Market Value of a share of Common Stock on the Grant Date) and which shall be specified in the Stock Option Grant Agreement; provided that such price may not be less than the minimum price required by law.  The initial Exercise Price of each Option which is granted as of the Effective Date will be equal to the Sponsor Price.  With respect to each Grant made to a Participant under the Plan, unless otherwise specified in the Stock Option Grant Agreement evidencing such Grant, 50% of the Option that is part of such Grant will be a Fair Value Option and 50% of the Option that is part of such Grant will be a Performance Option.

4.3          Grant Date.  The Grant Date of the Options shall be the date designated by the Board and specified in the Stock Option Grant Agreement as of the date the Option is granted.

4.4                               Vesting Date of Options.

(a)           Vesting Schedule.  Each Stock Option Grant Agreement shall indicate the date or conditions under which such Option shall become exercisable.  Unless otherwise specified in a Participant’s Grant Agreement, each Option shall vest and become exercisable with respect to twenty percent (20%) of the total number of shares of Common Stock subject to such Option (as such number may be adjusted pursuant to the Plan) on the first anniversary of the Grant Date, and the remaining portion of the Option shall vest and become exercisable in forty-eight equal monthly installments over the forty-eight (48) months following the first anniversary of the Grant Date, beginning on the one-month anniversary of such first anniversary, until 100% of the Option is fully vested and exercisable thereafter, subject in all cases to the Participant’s continued employment through the applicable Vesting Date.  Unless otherwise specified in a Participant’s Stock Option Grant Agreement, the portion of an Option that vests on any Vesting Date will be allocated equally among the portion of the Option that is a Fair Value Option and the portion of the Option that is a Performance Option.  Unless the Committee provides otherwise, the vesting of an Option granted under this Plan may be suspended during any leave of absence as may be set forth by Company policy, if any; provided that any such suspension occur during the original term of the Option.

(b)  Accelerated Vesting on a Qualifying Termination.  In the event that a Participant’s Employment with the Company is terminated by the Company without Cause or by the Participant for Good Reason at any time following a Change of Control of the Company, all outstanding Options held by the Participant shall immediately vest as of such termination of Employment.

4.5          Expiration of Options.  With respect to each Participant, such Participant’s Option(s), or portion thereof, which have not become exercisable shall expire on the date such Participant’s Employment is terminated for any reason unless otherwise specified in the Stock Option Grant Agreement.  With respect to each Participant, each Participant’s Option(s), or any portion thereof, which have become exercisable on or before the date such Participant’s Employment is terminated shall, unless otherwise provided in the Participant’s Stock Option Grant Agreement, expire on the earlier of (i) the commencement of business on the date the Participant’s Employment is terminated for Cause; (ii) 90 days after the date the Participant’s Employment is terminated for any reason other than Cause, death, Disability or Retirement; (iii) one year after the date the Participant’s Employment is terminated by reason of death, Disability or Retirement; or (iv) the 10th anniversary of the Grant Date for such Option(s).  For the avoidance of doubt, any Option, or portion thereof, that has become exercisable by a Permitted Transferee on account of the death of a Participant shall expire one year after the date such deceased Participant’s Employment terminated by reason of death, unless otherwise provided in the Participant’s Stock Option Grant Agreement, and any Option or portion thereof that has been transferred to a Permitted Transferee during the lifetime of a Participant shall expire in connection with the Participant’s termination of Employment at the time set forth under this Section 4.5 as if the Option were held directly by the Participant, unless otherwise provided in the Participant’s Stock Option Grant Agreement.  Notwithstanding the foregoing, the Board may specify in the Stock Option Grant Agreement a different expiration date or period for any Option granted hereunder, and such expiration date or period shall supersede the foregoing expiration period.

4.6          Limitation on Transfer.  Each Option granted to a Participant shall be exercisable only by such Participant, except that a Participant may assign or transfer his or her rights with respect to any or all of the Options held by such Participant to: (i) such Participant’s beneficiaries or estate upon the death of the Participant and (ii) subject to the prior written approval by the Board and compliance with all applicable tax, securities and other laws, any trust or custodianship created by the Participant, the beneficiaries of which may include only the Participant, the Participant’s spouse or the Participant’s lineal descendants (by blood or adoption), (each of (i) and (ii), a “Permitted Transferee”).

4.7          Condition Precedent to Transfer of Any Option.  It shall be a condition precedent to any Transfer of any Option by any Participant that the Transferee, if not already a Participant in the Plan, shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Plan, the Stock Option Grant Agreement and the Management Stockholder’s Agreement as if he had been an original signatory thereto, except that any provisions of the Plan based on the Employment (or termination thereof) of the original Participant shall continue to be based on the Employment (or termination thereof) of the original Participant.

4.8          Effect of Void Transfers.  In the event of any purported Transfer of any Options in violation of the provisions of the Plan, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect.

4.9          Exercise of Options.  A Participant may exercise any or all of his vested Options by serving an Exercise Notice on the Company as provided in Section 4.10 hereto.

4.10        Method of Exercise.  The Option shall be exercised by delivery of written notice to the Company’s principal office (the “Exercise Notice”), to the attention of its Secretary, no less than two business days in advance of the effective date of the proposed exercise (the “Exercise Date”).  Such notice shall (a) specify the number of shares of Common Stock with respect to which the Option is being exercised, the Grant Date of such Option and the Exercise Date, (b) be signed by the Participant, (c) prior to the existence of a Public Market for the Common Stock, indicate in writing that the Participant agrees to be bound by the Management Stockholders’ Agreement, and (d) if the Option is being exercised by the Participant’s Permitted Transferee(s), such Permitted Transferee(s) shall indicate in writing that they agree to and shall be bound by the Plan and Stock Option Grant Agreement as if they had been original signatories thereto (as provided in Section 4.7 hereof) and, prior to the existence of a Public Market for the Common Stock, by the Management Stockholders’ Agreement.  The Exercise Notice shall include payment in cash for an amount equal to the Exercise Price multiplied by the number of shares of Common Stock specified in such Exercise Notice or any method otherwise approved by the Board.  In addition, the Participant shall be responsible for the payment of applicable withholding and other taxes in cash (or shares of Common Stock if approved by the Board) that may become due as a result of the exercise of such Option.  The Board may, in its discretion, permit Participants to make the above-described payments in forms other than cash.  In addition, in the event that a Participant’s Employment terminates due to death or Disability or is terminated by the Company without Cause or by the Participant for Good Reason or as otherwise provided in a Stock Option Grant Agreement, the Company will permit such Participant to exercise all or any portion of his or her then-exercisable Option through net-physical settlement (to satisfy both the exercise price and applicable withholding taxes (at the minimum statutory withholding rate)); provided that the Company’s Chief Financial Officer makes a good faith determination at such time and after reasonable efforts to consult with the Company’s independent auditors that net-physical settlement of any such Options would not produce materially less favorable accounting consequences for the Company than if the exercise price for any such Options were paid in cash.  The partial exercise of the Option, alone, shall not cause the expiration, termination or cancellation of the remaining Options.

4.11        Certificates of Shares.  Subject to Section 3.4 herein, upon the exercise of the Options in accordance with Section 4.10 and, prior to the existence of a Public Market for the Common Stock, upon execution of the Management Stockholders’ Agreement, in the Board’s discretion, certificates of shares of Common Stock shall be issued in the name of the Participant and delivered to such Participant or the ownership of such shares shall be otherwise recorded in a book-entry or similar system utilized by the Company as soon as practicable following the Exercise Date.  Prior to the existence of a Public Market, no shares of Common Stock shall be issued to or recorded in the name of any Participant until such Participant agrees to be bound by and executes the Management Stockholders’ Agreement.

4.12        Amendment of Terms of Options.  The Board may, in its discretion, amend the Plan or terms of any Option, provided, however, that any such amendment shall not impair or adversely affect the Participants’ rights under the Plan or such Option without such Participant’s written consent.

4.13        Adjustment Upon Changes in Company Stock.

(a)           Stock Split or Stock Dividend.  Subject to any required action by the stockholders of the Company, in the event of a stock split (including a reverse stock split) or stock dividend (but only on the shares of Common Stock) the only effect of which is to increase (or decrease) on a pro rata basis the number of shares of Common Stock owned by each stockholder, the Board shall proportionally adjust the Exercise Price and number of shares of Common Stock subject to an Option to reflect the stock split or stock dividend; provided that the aggregate exercise price of an Option is not less than the aggregate Exercise Price before the stock split or stock dividend.

(b)           [Reserved for future use.]

(c)           Substitution, Assumption or Cash-out.  In the event of a corporate transaction (as defined in Treas. Reg. § 1.424-1(a)(3)), the Board shall either provide for the substitution or assumption of the Options in accordance with Treas. Reg. § 1.409A-1(b)(5)(v)(D), and/or, if appropriate, cancel, effective immediately prior to such corporate transaction, any outstanding Option (whether or not exercisable or vested) and in full consideration of such cancellation pay to the Participant an amount in cash, with respect to each underlying share of Common Stock, equal to the excess of (1) the value, as determined by the Board in its discretion, of securities and/or property (including cash) received by such holders of shares of Common Stock as a result of such corporate transaction over (2) the Exercise Price.

(d)           [Intentionally omitted.]

(e)           Other Changes.   In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 4.13(a), (b) or (c) hereof, the Board shall make such adjustments in the number and kind of shares or securities subject to Options outstanding on the date on which such change occurs and in the per-share Exercise Price of each such Option as the Board may consider appropriate in its discretion to prevent dilution or enlargement of rights; provided that no adjustment shall be made to the extent such adjustment would be a modification or extension of the Option under Treas. Reg. § 1.409A-1(b)(5)(v) which causes the Option to constitute a deferral of compensation under Treas. Reg. § 1.409A-1(b)(5)(i).

(f)            No Other Rights.  Except as expressly provided in the Plan or the Stock Option Grant Agreements evidencing the Options, the Participants shall not have any rights by reason of (i) any subdivision or consolidation of shares of Common Stock or shares of stock of any class, (ii) the payment of any dividend, any increase or decrease in the number of shares of Common Stock, or (iii) any dissolution, liquidation, merger or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan or the Stock Option Grant Agreements evidencing the Options, no issuance by the Company of shares of Common Stock or shares of stock of any class, or securities convertible into shares of Common Stock or shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to the Options or the Exercise Price of such Options.

(g)           [Reserved for future use.]

(h)           No Disadvantage.  The Company acknowledges that the Participants shall not be disadvantaged solely by reason of holding shares or options to purchase shares of the Company’s Common Stock instead of membership interests or options to purchase membership interests in Newton Holdings, LLC.

5.             Miscellaneous

5.1          Rights as Stockholders.  The Participants shall not have any rights as stockholders with respect to any shares of Common Stock covered by or relating to the Options granted pursuant to the Plan until the date the Participants become the registered owners of such shares.  Except as otherwise expressly provided in Sections 4.12 and 4.13 hereof, no adjustment to the Options shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

5.2          No Special Employment Rights.  Nothing contained in the Plan shall confer upon the Participants any right with respect to the continuation of their Employment or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate Employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of the grant of any Option.

5.3          No Obligation to Exercise.  The Grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

5.4          Restrictions on Common Stock.  The rights and obligations of the Participants with respect to Common Stock obtained through the exercise of any Option provided in the Plan shall be governed by the terms and conditions of the Management Stockholders’ Agreement.

5.5          Notices.  Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

If to the Participant:

To the most recent address shown on records of the Company or its Affiliate.

With a copy to:

Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178

Attention:  Gary Rothstein

If to the Company:

Neiman Marcus, Inc.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102

Attention: General Counsel

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006

Attention:  Robert J. Raymond

or to such other address as any party may have furnished to the other in writing in accordance herewith.

5.6          Descriptive Headings.  The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

5.7          Severability.  In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company and Participants shall be enforceable to the fullest extent permitted by law.

5.8          Governing Law.  The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the provisions governing conflict of laws.

5.9          Code Section 409A.  It is the intent of the Company that any Option granted under this Plan not be subject to the tax imposed by Code Section 409A, and the Plan shall be administered and construed to the fullest extent possible to reflect and implement such intent.

EXHIBIT A

Form of

AMENDED AND RESTATED

STOCK OPTION GRANT AGREEMENT
(Non-Qualified Stock Option)

This Amended and Restated Stock Option Grant Agreement (the “Agreement”) is made effective as of this            day of                               , 2009 between Neiman Marcus, Inc. (the “Company”) and                                                    (the “Participant”).

WHEREAS, the Company has adopted and maintains the Neiman Marcus, Inc. Management Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, the Plan provides for the grant to Participants in the Plan of Non-Qualified Stock Options to purchase shares of Common Stock of the Company;

WHEREAS, the Company previously granted a Non-Qualified Stock Option to the Participant pursuant to the Plan evidenced by a Stock Option Grant Agreement dated as of                               , 20      , that contained both a Performance Option and a Fair Value Option (the “Original Option”);

WHEREAS, the Stock Option Grant Agreement with respect to the Original Option was amended effective January 1, 2009;

WHEREAS, the Fair Market Value of the shares of Common Stock subject to the Original Option is less than the Exercise Price of the Original Option immediately prior to the effectiveness of this Agreement;

WHEREAS, pursuant to an exchange offer accepted by the Participant, the Company and the Participant have cancelled the portion of the Original Option that is a Performance Option as consideration for the grant of a new Performance Option as provided herein;

WHEREAS, the Company has approved the modification of the Expiration Date of the Original Option with respect to both the Performance Option and the Fair Value Option; and

WHEREAS, the portion of the Original Option that is a Fair Value Option shall otherwise remain unchanged;

NOW, THEREFORE, pursuant to the authority reserved in Section 4.12 of the Plan and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree to amend and restate the Stock Option Grant Agreement with respect to the Original Option in its entirety as follows:

1.             Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Plan.

1

2.             Grant of Options.  Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby restates the prior grant to the Participant of a Fair Value Option with respect to                      shares of Common Stock of the Company and now hereby grants to the Participant a new Performance Option with respect to                      shares of Common Stock of the Company, such that the total number of shares of Common Stock of the Company granted to the Participant hereunder as a Non-Qualified Stock Option is                      shares (the “Option”).

3.             Grant Date.  The Grant Date of the Performance Option hereby granted is                               , 2009. The Grant Date of the Fair Value Option shall remain                               , 20      .

4.             Exercise Price.

(a)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Fair Value Option is $                    .

(b)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Performance Option shall be an increasing amount starting with $                     on the Grant Date and increasing at a 10.00% compound rate on each anniversary of the Grant Date of such Performance Option until the earlier to occur of (i) the exercise of the Option, (ii) the fourth anniversary of the Grant Date of such Performance Option, or (iii) the occurrence of a Change of Control of the Company; provided, however, that the Exercise Price shall cease to increase as provided herein on a portion of the outstanding Performance Option following the sale by the Majority Stockholder of shares of Common Stock as follows:  the pro rata portion of the Performance Option held by a Participant with respect to which the Exercise Price shall cease to increase shall be the portion of the Performance Option that bears the same ratio to the total Performance Option held by a Participant as the total number of shares of Common Stock sold by the Majority Stockholder bears to the total number of shares of Common Stock owned by the Majority Stockholder immediately prior to such sale.

5.             Vesting Date.

(a)           The Fair Value Option shall become exercisable as follows:  20% of the shares underlying such Fair Value Option shall vest and become exercisable on the first anniversary of the Grant Date of such Fair Value Option and the remaining portion of the Fair Value Option shall vest and become exercisable in forty-eight (48) equal monthly installments over the forty-eight (48) months following the first anniversary of the Grant Date of such Fair Value Option, beginning on the one-month anniversary of such first anniversary, until 100% of the Fair Value Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company on each such anniversary.

(b)           The Performance Option shall become exercisable as follows:  25% of the shares underlying such Performance Option shall vest and become exercisable on the first anniversary of the Grant Date of such Performance Option and the remaining portion of the Performance Option shall vest and become exercisable in thirty-six (36) equal monthly installments over the thirty-six (36) months following the first anniversary of the Grant Date of such Performance Option, beginning on the one-month anniversary of such first anniversary, until 100% of the Performance Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company on each such anniversary.

6.             Expiration Date.  With respect to the Option or any portion thereof which has not become exercisable, the Option shall expire on the date the Participant’s Employment is terminated for any reason, and with respect to the Option or any portion thereof which has become exercisable, the Option

2

shall expire (i) 90 days after the Participant’s termination of Employment for reasons other than Retirement, Cause, death or Disability; (ii) one year after termination of the Participant’s Employment by reason of Retirement, death or Disability; (iii) as of the commencement of business on the date the Participant’s Employment is, or is deemed to have been, terminated for Cause; or (iv) on                               , 2017, if the Option has not previously expired for any of the reasons specified above in this Section 6.

7.             Certain Rights on a Change of Control.  If (a) a Change of Control occurs, (b) the surviving corporation following such Change of Control is an entity for whose stock there is no Public Market, (c) the surviving corporation assumes the Participant’s outstanding Options in connection with such Change of Control and such Options convert into options to purchase common stock or other equity interests of the surviving corporation (the “Assumed Options”) and (d) the Participant thereafter experiences a Qualifying Termination at any time prior to the occurrence of an Initial Public Offering of the surviving corporation, the Participant will be entitled to sell to the Company or such surviving corporation, within ninety (90) days of such Qualifying Termination, all or any portion of the Assumed Options that the Participant had not exercised at the time of such sale and elects to sell to the Company or such surviving corporation (the “Eligible Assumed Options”), and the Company or such surviving corporation will be obligated to purchase from the Participant, in full satisfaction of the Participant’s rights with respect to such Eligible Assumed Options, all such Eligible Assumed Options, for a price equal to the aggregate fair market value, as determined in accordance with Treas. Reg. § 1.409A-1(b)(5)(iv), of the shares of common stock or other equity interests underlying such Eligible Assumed Options, minus the aggregate exercise price of such Eligible Assumed Options that such Participant would have been required to pay in order to exercise such Eligible Assumed Options.

8.             Construction of Agreement.  Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action. It is intended that the Option be exempt from Code Section 409A, and this Agreement shall be administered and construed to the fullest extent possible to reflect and implement such intent.

9.             Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of, or acquiescence in, any such breach or default, or any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

10.          Limitation on Transfer.  The Option shall be exercisable only by the Participant or the Participant’s Permitted Transferee(s), as determined in accordance with the terms of the Plan (including without limitation the requirement that the Participant obtain the prior written approval by the Board of any proposed Transfer to a Permitted Transferee during the lifetime of the Participant). Each Permitted Transferee shall be subject to all the restrictions, obligations, and responsibilities as apply to the

3

Participant under the Plan and this Agreement and shall be entitled to all the rights of the Participant under the Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Option shall become exercisable and/or expire based on the employment and termination of employment of the Participant. All shares of Common Stock obtained pursuant to the Option granted herein shall not be transferred except as provided in the Plan and, where applicable, the Management Stockholders’ Agreement.

11.          Integration.  This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Plan. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.          Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the provisions governing conflict of laws.

14.          Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board in respect of the Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that, prior to the existence of a Public Market, no exercise of the Option or any portion thereof shall be effective unless and until the Participant has executed the Management Stockholders’ Agreement and the Participant hereby agrees to be bound thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement, the Plan and the Management Stockholders’ Agreement as of the day and year first written above.

NEIMAN MARCUS, INC.

By:

PARTICIPANT

[Participant’s Name]

4

Form of

SECOND AMENDED AND RESTATED

STOCK OPTION GRANT AGREEMENT
(Non-Qualified Stock Option)

This Second Amended and Restated Stock Option Grant Agreement (the “Agreement”) is made effective as of this            day of                               , 2009 between Neiman Marcus, Inc. (the “Company”) and                                                    (the “Participant”).

WHEREAS, the Company has adopted and maintains the Neiman Marcus, Inc. Management Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, the Plan provides for the grant to Participants in the Plan of Non-Qualified Stock Options to purchase shares of Common Stock of the Company;

WHEREAS, the Company previously granted a Non-Qualified Stock Option to the Participant pursuant to the Plan evidenced by a Stock Option Grant Agreement dated as of                               , 20      , that contained both a Performance Option and a Fair Value Option (the “Original Option”);

WHEREAS, the Stock Option Grant Agreement with respect to the Original Option was amended effective January 1, 2009;

WHEREAS, the Stock Option Grant Agreement with respect to the Original Option was amended and restated effective as of                               , 2009 (the “Amended and Restated Stock Option Grant Agreement”) to reflect the exchange of the Performance Option and to modify the Expiration Date of both the Performance Option and the Fair Value Option;

WHEREAS, the Fair Market Value of the shares of Common Stock subject to the Fair Value Option is less than the Exercise Price of the Fair Value Option immediately prior to the effectiveness of this Agreement;

WHEREAS, the Company and the Participant have agreed to cancel the Fair Value Option as consideration for the grant of a new Fair Value Option as provided herein; and

WHEREAS, the Performance Option shall remain unchanged;

NOW, THEREFORE, pursuant to the authority reserved in Section 4.12 of the Plan and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree to amend and restate the Amended and Restated Stock Option Grant Agreement in its entirety as follows:

1.             Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Plan.

2.             Grant of Options.  Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby restates the prior grant to the Participant of a Performance Option with respect to                      shares of Common Stock of the Company and now hereby grants to the Participant a new Fair Value Option with respect to                      shares of Common Stock of the

5

Company, such that the total number of shares of Common Stock of the Company granted to the Participant hereunder as a Non-Qualified Stock Option is                      shares (the “Option”).

3.             Grant Date.  The Grant Date of the Fair Value Option hereby granted is                               , 2009. The Grant Date of the Performance Option shall remain                               , 2009.

4.             Exercise Price.

(a)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Fair Value Option is $                    .

(b)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Performance Option shall be an increasing amount starting with $                     on the Grant Date and increasing at a 10.00% compound rate on each anniversary of the Grant Date of such Performance Option until the earlier to occur of (i) the exercise of the Option, (ii) the fourth anniversary of the Grant Date of such Performance Option, or (iii) the occurrence of a Change of Control of the Company; provided, however, that the Exercise Price shall cease to increase as provided herein on a portion of the outstanding Performance Option following the sale by the Majority Stockholder of shares of Common Stock as follows:  the pro rata portion of the Performance Option held by a Participant with respect to which the Exercise Price shall cease to increase shall be the portion of the Performance Option that bears the same ratio to the total Performance Option held by a Participant as the total number of shares of Common Stock sold by the Majority Stockholder bears to the total number of shares of Common Stock owned by the Majority Stockholder immediately prior to such sale.

5.             Vesting Date.

(a)           The Fair Value Option shall become exercisable as follows:  25% of the shares underlying such Fair Value Option shall vest and become exercisable on                               , 2010 and the remaining portion of the Fair Value Option shall vest and become exercisable in thirty-six (36) equal monthly installments over the following thirty-six (36) months, beginning on the one-month anniversary of such date, until 100% of the Fair Value Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company at such time.

(b)           The Performance Option shall become exercisable as follows:  25% of the shares underlying such Performance Option shall vest and become exercisable on the first anniversary of the Grant Date of such Performance Option and the remaining portion of the Performance Option shall vest and become exercisable in thirty-six (36) equal monthly installments over the thirty-six (36) months following the first anniversary of the Grant Date of such Performance Option, beginning on the one-month anniversary of such first anniversary, until 100% of the Performance Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company on each such anniversary.

6.             Expiration Date.  With respect to the Option or any portion thereof which has not become exercisable, the Option shall expire on the date the Participant’s Employment is terminated for any reason, and with respect to the Option or any portion thereof which has become exercisable, the Option shall expire (i) 90 days after the Participant’s termination of Employment for reasons other than Retirement, Cause, death or Disability; (ii) one year after termination of the Participant’s Employment by reason of Retirement, death or Disability; (iii) as of the commencement of business on the date the Participant’s Employment is, or is deemed to have been, terminated for Cause; or (iv) on

6

, 2017, if the Option has not previously expired for any of the reasons specified above in this Section 6.

7.             Certain Rights on a Change of Control.  If (a) a Change of Control occurs, (b) the surviving corporation following such Change of Control is an entity for whose stock there is no Public Market, (c) the surviving corporation assumes the Participant’s outstanding Options in connection with such Change of Control and such Options convert into options to purchase common stock or other equity interests of the surviving corporation (the “Assumed Options”) and (d) the Participant thereafter experiences a Qualifying Termination at any time prior to the occurrence of an Initial Public Offering of the surviving corporation, the Participant will be entitled to sell to the Company or such surviving corporation, within ninety (90) days of such Qualifying Termination, all or any portion of the Assumed Options that the Participant had not exercised at the time of such sale and elects to sell to the Company or such surviving corporation (the “Eligible Assumed Options”), and the Company or such surviving corporation will be obligated to purchase from the Participant, in full satisfaction of the Participant’s rights with respect to such Eligible Assumed Options, all such Eligible Assumed Options, for a price equal to the aggregate fair market value, as determined in accordance with Treas. Reg. § 1.409A-1(b)(5)(iv), of the shares of common stock or other equity interests underlying such Eligible Assumed Options, minus the aggregate exercise price of such Eligible Assumed Options that such Participant would have been required to pay in order to exercise such Eligible Assumed Options.

8.             Construction of Agreement.  Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action. It is intended that the Option be exempt from Code Section 409A, and this Agreement shall be administered and construed to the fullest extent possible to reflect and implement such intent.

9.             Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of, or acquiescence in, any such breach or default, or any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

10.          Limitation on Transfer.  The Option shall be exercisable only by the Participant or the Participant’s Permitted Transferee(s), as determined in accordance with the terms of the Plan (including without limitation the requirement that the Participant obtain the prior written approval by the Board of any proposed Transfer to a Permitted Transferee during the lifetime of the Participant). Each Permitted Transferee shall be subject to all the restrictions, obligations, and responsibilities as apply to the Participant under the Plan and this Agreement and shall be entitled to all the rights of the Participant under the Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Option shall become exercisable and/or expire based on the employment and termination of employment

7

of the Participant. All shares of Common Stock obtained pursuant to the Option granted herein shall not be transferred except as provided in the Plan and, where applicable, the Management Stockholders’ Agreement.

11.          Integration.  This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Plan. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.          Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the provisions governing conflict of laws.

14.          Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board in respect of the Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that, prior to the existence of a Public Market, no exercise of the Option or any portion thereof shall be effective unless and until the Participant has executed the Management Stockholders’ Agreement and the Participant hereby agrees to be bound thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement, the Plan and the Management Stockholders’ Agreement as of the day and year first written above.

NEIMAN MARCUS, INC.

By:

PARTICIPANT

[Participant’s Name]

8